Saturn Communications Limited

                                    Borrower



                           Kiwi Cable Company Limited

                                   Guarantor



                      AUSTAR United Communications Limited
                      Saturn (NZ) Holding Company Pty Ltd

                                each a Mortgagor





                       Toronto Dominion Australia Limited

                                      Agent

                                TABLE OF CONTENTS

Clause                                                                   Page

1.           DEFINITIONS AND INTERPRETATION                                1

1.1          Definitions                                                   1
1.2          Interpretation                                                2
1.3          Collateral and Supplemental Agreement                         2
1.4          Transaction Document                                          2

2.           CONDITIONS PRECEDENT                                          2

3.           VARIATIONS TO FACILITY AGREEMENT                              3

4.           REPRESENTATIONS AND WARRANTIES                                3

4.1          Borrower and Guarantor                                        3
4.2          Mortgagors                                                    4

5.           CAPITAL CONTRIBUTION                                          4

5.1          Capital Contribution Amount                                   4
5.2          Form of contribution                                          4
5.3          Obligations not affected                                      4
5.4          Termination of obligations                                    5

6.           CONSENTS AND ACKNOWLEDGEMENTS                                 5

6.1          The Borrower                                                  5
6.2          The Guarantor                                                 5
6.3          The Mortgagors                                                5
6.4          Consent to Variation                                          6
6.5          The Agent                                                     6

7.           VARIATION FEE                                                 6

8.           LEGAL COSTS, DUTIES ETC.                                      6

9.           MISCELLANEOUS                                                 6

9.1          Governing law                                                 6
9.2          Facility Agreement in full force                              6
9.3          Further assurances                                            6
9.4          Counterparts                                                  7
9.5          Contracts (Privity) Act 1982                                  7

SECOND SUPPLEMENTAL DEED & CAPITAL CONTRIBUTION made on 29 July 1999

BETWEEN SATURN COMMUNICATIONS LIMITED, NZ Co. No. WN/435672 of 75 The Esplanade, Petone, Wellington, New Zealand ("Borrower")

AND KIWI CABLE COMPANY LIMITED, NZ Co. No. WN/647464 of 75 The Esplanade, Petone, Wellington, New Zealand ("Guarantor")

AND AUSTAR UNITED COMMUNICATIONS LIMITED, ACN 087 695 707 of Level 29, AAP Centre, 259 George Street, Sydney, New South Wales ("AUC") and SATURN (NZ) HOLDING COMPANY PTY LTD, ACN 088 052 000 of 259 George Street, Sydney, New South Wales (each a "Mortgagor")

AND TORONTO DOMINION AUSTRALIA LIMITED, ACN 004 858 020 of Level 36, 385 Bourke Street, Melbourne, Victoria in its capacity as agent for the Banks ("Agent")


RECITALS

A. Under the Facility Agreement, the Banks have made available to the Borrower a syndicated senior secured debt facility.

B. Under the Facility Agreement, the Guarantor has guaranteed to the Banks the due and punctual performance by the Borrower of the Obligations.

C. Under the Share Mortgages, the Mortgagors have given security for the payment in full to the Agent of all the Secured Money as defined in the Share Mortgages.

D. The Borrower and the Guarantor have requested the Agent (acting on the instructions of the Banks) to vary the terms of the Facility and the Agent (acting on the instructions of the Banks) has agreed to this request on the terms contained in this deed.

E. Each Mortgagor acknowledges and consents to the variation of the Facility Agreement contained in this deed.

F. AUC covenants in favour of the Borrower and the Agent (on behalf of the Banks) to contribute capital to the Borrower on the terms set out in this deed.

IT IS AGREED:

1.        DEFINITIONS AND INTERPRETATION

1.1       Definitions

          (a)  In this deed and in the Recitals:

               "Facility Agreement" means the Syndicated Senior Secured Debt Facility Agreement dated 5 November 1998 (as varied from time to time including by a supplemental deed dated 15 July 1999) between the Agent, the Borrower, the Guarantor and each of the other parties referred to as a "Bank" therein.

               "Subordinated   Debt"   means   debt  which  is   unsecured   and
               subordinated to the obligations of the Borrower under the Facility Agreement (as varied by this deed) and the Transaction Documents.

               "Variation Date" means the date on which the conditions precedent in clause 2 are satisfied, or such earlier date as notified to the Borrower by the Agent.

          (b) Subject to clause 1.1(a), unless the context indicates a contrary intention, all terms defined in the Facility Agreement (as varied by this deed) shall have the same meaning in this deed.

1.2       Interpretation

          The  provisions  of  clause  1.2   (Interpretation)  of  the  Facility
          Agreement (as varied by this deed) shall be incorporated into this deed as if set out herein.

1.3       Collateral and Supplemental Agreement

          This deed is collateral and supplemental to the Facility Agreement.

1.4       Transaction Document

          This deed is a Transaction Document under and for the purposes of the Facility Agreement and the Securities.

2.        CONDITIONS PRECEDENT

          The amendments to the Facility Agreement effected by this document are subject to the conditions precedent that all of the following are received by the Agent in form and substance satisfactory to the Agent and to its legal advisers:

          (a) (Executed document): this document duly executed by the Borrower, the Guarantor and the Mortgagors;

          (b) (Requisitions): searches and replies to all requisitions of the Agent and its solicitors in relation to this document, the Borrower, the Guarantor and the Mortgagors;

          (c) (Powers of attorney): certified copies of the powers of attorney, if any, under which any party (other than the Agent) executes this deed;

          (d) (Legal opinion): a legal opinion from Bell Gully and Clayton Utz in a form satisfactory to the Agent; and

          (e)  (Corporate authorisations):

               (i) (Australian companies): in the case of each Mortgagor, a certified copy of:

                    A.   its Constitution; and
                    B. an extract of a resolution of its board of directors approving the terms of this deed and authorising its execution of this deed; and

              (ii) (New Zealand companies): in the case of each of the Borrower and the Guarantor:

                    A. a certified copy of a resolution or resolution of its directors approving this deed and authorising its execution of this deed; and
                    B.   a  director's  certificate  in  the  form  set  out  in
                         Schedule 9 to the Facility Agreement (with such modifications thereto as may be required or agreed by the Agent) from one of its directors in respect of its authorisation, execution and performance of this deed.

3.        VARIATIONS TO FACILITY AGREEMENT

          As from the Variation Date, the Facility Agreement shall be varied as follows:

          (a) (Clause 10.4(b) of the Facility Agreement): "31 December 2000" referred to in the last line of clause 10.4(b) of the Facility Agreement is deleted and replaced with "31 March 2001".

          (b) (Clause 18.2(a) of the Facility Agreement): "30 September 2000" referred to in the first line of clause 18.2(a) of the Facility Agreement is deleted and replaced with "31 December 2000".

          (c) (Clause 18.2(b) of the Facility Agreement): "30 September 2000" referred to in the first line of clause 18.2(b) of the Facility Agreement is deleted and replaced with "31 December 2000".

          (d) (Schedule 2 of the Facility Agreement): Schedule 2 of the Facility Agreement is varied so that is in the form of Annexure "A".

4.        REPRESENTATIONS AND WARRANTIES

4.1       Borrower and Guarantor

          (a) The Borrower and the Guarantor hereby confirm and repeat each of the representations and warranties made by it in clause 16.1 (except for paragraph 16.1(e)), 16.2 (except for paragraphs (c),
               (d), (e) and (f)) and 16.3 of the Facility Agreement (as varied by this deed) with reference to the facts and circumstances subsisting as at the date of this deed.

          (b) The Borrower and the Guarantor hereby represent and warrant in respect of itself only to each of the Agent and the Banks that no event has occurred which constitutes an Event of Default or a Potential Event of Default other than those events which have already been disclosed to the Agent in writing prior to the date of this deed.

4.2       Mortgagors

          Each Mortgagor hereby confirms and repeats each of the representations and warranties made by it in clauses 3.1 and 3.2 of the Share Mortgage to which it is a party with reference to the facts and circumstances subsisting as at the date of this deed and as if references in those clauses to "this Mortgage" include this deed.

5.        CAPITAL CONTRIBUTION

5.1       Capital Contribution Amount

          AUC covenants in favour of the Borrower and the Agent (on behalf of the Banks) that it will pay to the Borrower (in accordance with this clause 5) the following amounts ("Capital Contribution Amounts") on or before the following dates:

          Date                                             Amount

          31 March 2000                                    $1,000,000
          31 December 2000                                 $5,000,000

5.2       Form of contribution

          (a) All payments by AUC to the Borrower under this clause 5 will be applied:

               (i)  as subscription for shares in the Borrower; or

               (ii) as subscription for Subordinated Debt,

               and the Borrower will complete all subscription or other documentation, issue share certificates or other evidence and make such register entries, notifications or filings and take all other action required to record and implement the issue of such shares or Subordinated Debt.

          (b) If the Borrower is unable for any reason whatsoever to issue shares in the manner referred to in paragraph (a)(i) above (including, without limitation, due to its liquidation or other Event of Insolvency in relation to it), AUC will make its payment obligation under this clause 5 in the manner set out in paragraph 5.2(a)(ii).

5.3       Obligations not affected

          (a) The obligation of AUC to pay the Capital Contribution Amounts will not be reduced, postponed, determined, delayed or otherwise affected by any failure and/or inability of the Borrower to issue shares or do any other thing required under clause 5.2.

          (b) The Capital Contribution Amounts will not be reduced (in part or in full) and the obligations of the parties under this deed will not be affected by the contribution of capital to the Borrower or any other financial accommodation in favour of the Borrower provided by the Mortgagors or any other person otherwise than in accordance with this deed.

5.4       Termination of obligations

          The obligations of AUC under this clause 5 shall automatically terminate upon the first to occur of:

          (a) the full and unconditional satisfaction of the Obligations including, without limitation the payment in full of the Secured Money; and

          (b)  such other date as the Agent may agree in writing.

6.        CONSENTS AND ACKNOWLEDGEMENTS

6.1       The Borrower

          The Borrower hereby unconditionally and irrevocably:

          (a) ratifies and confirms to the Agent and the Banks its continuing obligations under the Facility Agreement (as varied by this deed) and the Securities to which it is a party; and

          (b) acknowledges and agrees that except to the extent of the variations effected by the provisions of this deed the provisions of the Facility Agreement and the Securities to which it is a party shall in all respects apply.

6.2       The Guarantor

          The Guarantor hereby unconditionally and irrevocably acknowledges and agrees that the guarantees and indemnities contained in the Facility Agreement (as varied by this deed) apply mutatis mutandis to all obligations of the Borrower to the Agent and the Banks thereunder and hereby ratifies and confirms to the Agent and the Banks its continuing liability to the Agent and the Banks pursuant to the Facility Agreement (as varied by this deed) and the Securities to which the Guarantor is a party.

6.3       The Mortgagors

          Each Mortgagor hereby ratifies and confirms to the Agent and the Banks its continuing liability to the Agent (as agent for the Banks) and the Banks pursuant to and subject to the recourse limitation in the Share Mortgage to which it is a party.

6.4       Consent to Variation

          Each of the Borrower, the Guarantor and the Mortgagors hereby irrevocably and unconditionally consents to the provisions of this deed and to the variation of the Facility Agreement as herein provided.

6.5       The Agent

          The Agent irrevocably and unconditionally acknowledges that it is acting in accordance with, and enters into this deed and the variations contemplated and effected by it, in accordance with the authority and instructions of the Banks.

7.        VARIATION FEE

          The Borrower will pay to each Bank on the date of its execution of this Deed a variation fee of 0.20% flat on its Commitment.

8.        LEGAL COSTS, DUTIES ETC.

          The Borrower shall pay or reimburse the Agent for all stamp duty paid or payable in relation to this deed and for all reasonable costs and reasonable expenses (including legal costs as between solicitor and client) incurred by the Agent or the Banks in drawing, settling, executing and stamping this deed.

9.        MISCELLANEOUS

9.1       Governing law

          This deed is to be construed in accordance with the laws applying in New Zealand and each of the parties hereto submits to the non-exclusive jurisdiction of the courts and appellate courts of New Zealand.

9.2       Facility Agreement in full force

          (a) Except as varied and supplemented hereby, the Facility Agreement is declared to be in full force and effect.

          (b) The variation of the terms of the Facility Agreement effected hereby is without prejudice to any other deed, agreement, instrument, document or arrangement presently in existence as between the Agent, the Banks and the Borrower, the Guarantor and the Mortgagors, or any of them (including but not limited to the Securities), and the rights, powers, remedies and discretions available to the Agent and the Banks thereunder remain in full force and effect.

9.3       Further assurances

          The Borrower, the Guarantor and each Mortgagor shall, on demand by the Agent, make, execute, do, perform and provide all such further acts, agreements, assurances, contracts, deeds, documents, guarantees, indemnities, instruments, matters and things as the Agent shall reasonably require to give full effect to this deed and the rights and obligations of the parties under it.

9.4       Counterparts

          This deed may be executed in any number of counterparts, all of which taken together will be deemed to constitute one and the same document.

9.5       Contracts (Privity) Act 1982

          The Borrower, the Guarantor and each Mortgagor hereby unconditionally and irrevocably acknowledge and agree that the provisions of this deed which confer or purport to confer a benefit on the Banks are promises enforceable at the suit of each Bank as if each Bank was a party to this deed in accordance with the Contracts (Privity) Act of 1982.



EXECUTED as a deed.
SIGNED for and on behalf of SATURN COMMUNICATIONS       )
LIMITED, by its attorney:                               )   /s/ Mark Rigotti
Mark Rigotti                                            )   .........................................
in the presence of:                                     )   (Signature)

/s/ Patrick St. John
 .....................................................
(Signature of Witness)

Patrick St. John
 .....................................................
(Name of Witness in Full)

1 O'Connell St., Sydney
 .....................................................
(Address of Witness)

Solicitor
 .....................................................
(Occupation of Witness)



SIGNED for and on behalf of KIWI CABLE COMPANY          )
LIMITED, by its attorney:                               )   /s/ Mark Rigotti
Mark Rigotti                                            )   .........................................
in the presence of:                                     )   (Signature)

/s/ Patrick St. John
 .....................................................
(Signature of Witness)

Patrick St. John
 .....................................................
(Name of Witness in Full)

1 O'Connell St., Sydney
 .....................................................
(Address of Witness)

Solicitor
 .....................................................
(Occupation of Witness)


                                       8


SIGNED for and on behalf of AUSTAR UNITED               )
COMMUNICATIONS LIMITED, ACN 087 695 707 by its attorney:)   /s/ R. J. Birrell
R. J. Birrell                                           )   .........................................
in the presence of:                                     )   (Signature)

/s/ Mark Rigotti
 .....................................................
(Signature of Witness)

Mark Rigotti
 .....................................................
(Name of Witness in Full)

Sydney
 .....................................................
(Address of Witness)

Solicitor
 .....................................................
(Occupation of Witness)



SIGNED for and on behalf of SATURN (NZ) HOLDING COMPANY )
PTY LIMITED, ACN 088 052 000, by its attorney:          )   /s/ R. J. Birrell
R. J. Birrell                                           )   .........................................
in the presence of:                                     )   (Signature)

/s/ Mark Rigotti
 .....................................................
(Signature of Witness)

Mark Rigotti
 .....................................................
(Name of Witness in Full)

Sydney
 .....................................................
(Address of Witness)

Solicitor
 .....................................................
(Occupation of Witness)


                                       9


SIGNED for and on behalf of TORONTO DOMINION AUSTRALIA  )
LIMITED, ACN 004 858 020, by its attorney:              )   /s/ Patrick St. John
Patrick St. John                                        )   .........................................
in the presence of:                                     )   (Signature)

/s/ Mark Rigotti
 .....................................................
(Signature of Witness)

Mark Rigotti
 .....................................................
(Name of Witness in Full)

Sydney
 .....................................................
(Address of Witness)

Solicitor
 .....................................................
(Occupation of Witness)


THIS IS THE ANNEXURE "A" REFERRED TO IN THE SECOND SUPPLEMENTAL DEED BETWEEN SATURN COMMUNICATIONS LIMITED, KIWI CABLE COMPANY LIMITED, SATURN (NZ) HOLDING COMPANY PTY LIMITED, AUSTAR UNITED COMMUNICATIONS LIMITED AND TORONTO DOMINION AUSTRALIA LIMITED DATED: 29 July 1999

                                   SCHEDULE 2

                                     RATIOS

                            PART 1: Operating Ratios


   Month               Total Debt/Homes    Subscribers   OR      Equivalent
                          Serviceable                            Billing Units
                              ($)
January 1999                 1,400            13,000                14,500
February 1999                1,400            14,500                16,500
March 1999                   1,300            17,000                20,000
April 1999                   1,250            20,000                24,000
May 1999                     1,200            24,000                28,000
June 1999                    1,200            28,000                32,000
July 1999                    1,250            27,000                37,000
August 1999                  1,300            30,000                42,000
September 1999               1,300            33,000                46,000
October 1999                 1,300            36,000                51,000
November 1999                1,300            39,000                55,000
December 1999                1,300            41,000                60,000
March 2000                   1,300            45,000                66,000
June 2000                    1,300            51,000                72,000
September 2000               1,300            57,000                78,000
December 2000                1,300            62,000                83,000


                  PART 2: Financial Ratios pre 31 December 2000


  Period Ending                  Minimum EBITDA              Minimum Revenue

31 December 1998                   (5,250,000)                         -
31 January 1999                    (5,750,000)                   700,000
28 February 1999                   (5,500,000)                   800,000
31 March 1999                      (4,250,000)                 1,000,000
30 April 1999                      (3,750,000)                 1,250,000
31 May 1999                        (3,250,000)                 1,450,000

30 June 1999                       (3,000,000)                 1,750,000
31 July 1999                       (3,000,000)                 1,700,000
31 August 1999                     (2,900,000)                 1,900,000
30 September 1999                  (2,800,000)                 2,100,000
31 October 1999                    (2,600,000)                 2,300,000

30 November 1999                   (2,300,000)                 2,500,000
31 December 1999                   (2,000,000)                 2,600,000
31 March 2000                          250,000                 9,500,000
30 June 2000                         1,250,000                11,000,000
30 September 2000                    2,250,000                13,000,000
31 December 2000                     3,250,000                14,500,000


                 PART 3: Financial Ratios post 31 December 2000


     3 Month             Total Debt/Annualised EBITDA     EBITDA/Interest
  Period Ending                                              Expense

31 March 2001                        6.25                      2.00
30 June 2001                         6.00                      2.00
30 September 2001                    5.50                      2.00
31 December 2001                     5.25                      2.00
31 March 2002                        5.00                      2.50
30 June 2002                         4.75                      2.50
30 September 2002                    4.50                      2.50
31 December 2002                     4.25                      2.50
31 March 2003                        4.00                      3.00
30 June 2003                         3.50                      3.00
30 September 2003                    3.50                      3.00
31 December 2003                     3.50                      3.00
31 March 2004                        3.50                      4.00
30 June 2004                         3.50                      4.00
30 September 2004                    3.50                      4.00
31 December 2004                     3.50                      4.00
31 March 2005                        3.50                      5.00

               CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY

I, Mark John Rigotti (name) Solicitor (occupation), of Level 32, MLC Centre Minter Pl. (address) Australia (country), certify that:

1. by deed dated 27 July 1999, Saturn Communications Limited (the "grantor"), appointed me its attorney on the terms and subject to the conditions set out in the said deed;

2. at the date of this certificate I have not received any notice or information of the revocation of that appointment by the commencement of the liquidation of the grantor, the removal of the grantor from the register or otherwise; and

3. I have executed the attached document on behalf of the grantor in my capacity as its attorney under the powers conferred by the said deed.


SIGNED at Sydney this 29th day of July 1999.



/s/ Mark John Rigotti
 .............................
Attorney

               CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY

I, Mark John Rigotti (name) Solicitor (occupation), of Level 32, MLC Centre Minter Pl. (address) Australia (country), certify that:

1. by deed dated 27 July 1999, Kiwi Cable Company Limited (the "grantor"), appointed me its attorney on the terms and subject to the conditions set out in the said deed;

2. at the date of this certificate I have not received any notice or information of the revocation of that appointment by the commencement of the liquidation of the grantor, the removal of the grantor from the register or otherwise; and

3. I have executed the attached document on behalf of the grantor in my capacity as its attorney under the powers conferred by the said deed.


SIGNED at Sydney this 29th day of July 1999.



/s/ Mark John Rigotti
 .............................
Attorney

               CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY

I, Robert James Birrell (name) CFO (occupation), of George Street, Sydney (address) Australia (country), certify that:

1. by deed dated 27 July 1999, Austar United Communications Ltd. (the "grantor"), appointed me its attorney on the terms and subject to the conditions set out in the said deed;

2. at the date of this certificate I have not received any notice or information of the revocation of that appointment by the commencement of the liquidation of the grantor, the removal of the grantor from the register or otherwise; and

3. I have executed the attached document on behalf of the grantor in my capacity as its attorney under the powers conferred by the said deed.


SIGNED at Sydney this 29th day of July 1999.



/s/ Robert James Birrell
 .............................
Attorney

               CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY

I, Robert James Birrell (name) CFO (occupation), of George Street, Sydney (address) Australia (country), certify that:

1. by deed dated 26 July 1999, Saturn (NZ) Holding Company Pty Limited (the "grantor"), appointed me its attorney on the terms and subject to the conditions set out in the said deed;

2. at the date of this certificate I have not received any notice or information of the revocation of that appointment by the commencement of the liquidation of the grantor, the removal of the grantor from the register or otherwise; and

3. I have executed the attached document on behalf of the grantor in my capacity as its attorney under the powers conferred by the said deed.


SIGNED at Sydney this 29th day of July 1999.



/s/ Robert James Birrell
 .............................
Attorney

               CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY

I, Patrick St. John (name) solicitor (occupation), of 1 O'Connell Street, Sydney (address) Australia (country), certify that:

1. by deed dated 26 July 1999, Toronto Dominion Australia Limited, ACN 004 858 020 (the "grantor"), appointed me its attorney on the terms and subject to the conditions set out in the said deed;

2. at the date of this certificate I have not received any notice or information of the revocation of that appointment by the commencement of the liquidation of the grantor, the removal of the grantor from the register or otherwise; and

3. I have executed the attached document on behalf of the grantor in my capacity as its attorney under the powers conferred by the said deed.


SIGNED at Sydney this 29th day of July 1999.



/s/ Patrick St. John
 .............................
Attorney